UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2008

B of I HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12777 High Bluff Drive, Suite 100, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02	Results of Operations and Financial Condition

Unaudited earnings for the fourth quarter and fiscal year ended June 30, 2008 were announced in a press release on August 19, 2008. The press release is incorporated in this Item as Exhibit 99.1 below.

Item 9.01	Financial Statements ProForma Financial Information and Exhibits

(d)	Exhibits

Exhibit 99.1 Press Release of BofI Holding, Inc. dated August 19, 2008

Exhibit 99.2 Financial Schedules

SIGNATURE

INDEX TO EXHIBITS

99.1	Press Release of BofI Holding, Inc. dated August 19, 2008

99.2	Financial Schedules

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B of I HOLDING, INC.

Date: August 19, 2008	By:	/s/ Gregory Garrabrants
Gregory Garrabrants
President and Chief Executive Officer